CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Statement of Comprehensive Income [Abstract]
Net loss	$ (250,006)	$ (127,007)	$ (101,552)
Available-for-sale securities:
Unrealized losses on available-for-sale securities	(588)	0	0
Other comprehensive loss, net of taxes	(588)	0	0
Total comprehensive loss, net of taxes	$ (250,594)	$ (127,007)	$ (101,552)